Exhibit 99.2
Westar Energy, Inc.
Third Quarter 2014 Earnings
Released November 5, 2014

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,
	2014	2013	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$261,106	$237,984	$23,122	9.7
Commercial	223,588	199,921	23,667	11.8
Industrial	113,039	98,410	14,629	14.9
Other retail	(6,032)	3,849	(9,881)	(256.7)
Total Retail Revenues	591,701	540,164	51,537	9.5
Wholesale	97,680	94,496	3,184	3.4
Transmission	67,145	52,410	14,735	28.1
Other	7,514	7,904	(390)	(4.9)
Total Revenues	764,040	694,974	69,066	9.9
OPERATING EXPENSES:
Fuel and purchased power	200,755	178,562	22,193	12.4
SPP network transmission costs	55,720	45,315	10,405	23.0
Operating and maintenance	84,213	93,377	(9,164)	(9.8)
Depreciation and amortization	72,279	68,861	3,418	5.0
Selling, general and administrative	60,977	54,245	6,732	12.4
Taxes other than income tax	34,677	30,408	4,269	14.0
Total Operating Expenses	508,621	470,768	37,853	8.0
INCOME FROM OPERATIONS	255,419	224,206	31,213	13.9
OTHER INCOME (EXPENSE):
Investment earnings	1,655	2,863	(1,208)	(42.2)
Other income	14,991	12,321	2,670	21.7
Other expense	(6,242)	(6,195)	(47)	(0.8)
Total Other Income	10,404	8,989	1,415	15.7
Interest expense	44,531	45,708	(1,177)	(2.6)
INCOME BEFORE INCOME TAXES	221,292	187,487	33,805	18.0
Income tax expense	71,532	52,392	19,140	36.5
NET INCOME	149,760	135,095	14,665	10.9
Less: Net income attributable to noncontrolling interests	2,378	1,970	408	20.7
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$147,382	$133,125	$14,257	10.7
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$1.13	$1.04	$0.09	8.7
Diluted earnings per common share	$1.10	$1.04	$0.06	5.8
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	130,196	127,445	2,751	2.2
Diluted	133,029	128,111	4,918	3.8
DIVIDENDS DECLARED PER COMMON SHARE	$0.35	$0.34	$0.01	2.9
Effective income tax rate	32.32%	27.94%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Nine Months Ended September 30,
	2014	2013	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$629,064	$568,662	$60,402	10.6
Commercial	562,882	513,049	49,833	9.7
Industrial	314,518	282,155	32,363	11.5
Other retail	(17,587)	2,905	(20,492)	(705.4)
Total Retail Revenues	1,488,877	1,366,771	122,106	8.9
Wholesale	290,727	262,749	27,978	10.6
Transmission	192,311	156,725	35,586	22.7
Other	33,349	24,531	8,818	35.9
Total Revenues	2,005,264	1,810,776	194,488	10.7
OPERATING EXPENSES:
Fuel and purchased power	539,373	483,014	56,359	11.7
SPP network transmission costs	163,211	133,711	29,500	22.1
Operating and maintenance	277,841	265,532	12,309	4.6
Depreciation and amortization	213,270	203,305	9,965	4.9
Selling, general and administrative	179,633	157,668	21,965	13.9
Taxes other than income tax	104,248	91,889	12,359	13.4
Total Operating Expenses	1,477,576	1,335,119	142,457	10.7
INCOME FROM OPERATIONS	527,688	475,657	52,031	10.9
OTHER INCOME (EXPENSE):
Investment earnings	7,208	8,612	(1,404)	(16.3)
Other income	26,566	29,748	(3,182)	(10.7)
Other expense	(14,192)	(13,911)	(281)	(2.0)
Total Other Income	19,582	24,449	(4,867)	(19.9)
Interest expense	138,075	135,790	2,285	1.7
INCOME BEFORE INCOME TAXES	409,195	364,316	44,879	12.3
Income tax expense	132,643	106,514	26,129	24.5
NET INCOME	276,552	257,802	18,750	7.3
Less: Net income attributable to noncontrolling interests	6,742	6,344	398	6.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$269,810	$251,458	$18,352	7.3
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$2.08	$1.97	$0.11	5.6
Diluted earnings per common share	$2.04	$1.96	$0.08	4.1
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	129,526	127,318	2,208	1.7
Diluted	132,200	127,851	4,349	3.4
DIVIDENDS DECLARED PER COMMON SHARE	$1.05	$1.02	$0.03	2.9
Effective income tax rate	32.42%	29.24%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	September 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,835	$4,487
Accounts receivable, net of allowance for doubtful accounts of $3,561 and $4,596, respectively	300,120	250,036
Fuel inventory and supplies	244,179	239,511
Deferred tax assets	35,009	37,954
Prepaid expenses	16,342	15,821
Regulatory assets	122,406	135,408
Other	25,447	23,608
Total Current Assets	749,338	706,825
PROPERTY, PLANT AND EQUIPMENT, NET	8,025,042	7,551,916
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	288,567	296,626
OTHER ASSETS:
Regulatory assets	585,816	620,006
Nuclear decommissioning trust	184,656	175,625
Other	240,245	246,140
Total Other Assets	1,010,717	1,041,771
TOTAL ASSETS	$10,073,664	$9,597,138
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$250,000
Current maturities of long-term debt of variable interest entities	28,091	27,479
Short-term debt	202,400	134,600
Accounts payable	194,663	233,351
Accrued dividends	45,445	43,604
Accrued taxes	109,245	69,769
Accrued interest	65,574	80,457
Regulatory liabilities	64,104	35,982
Other	91,517	80,184
Total Current Liabilities	801,039	955,426
LONG-TERM LIABILITIES:
Long-term debt, net	3,215,356	2,968,958
Long-term debt of variable interest entities, net	166,639	194,802
Deferred income taxes	1,489,334	1,363,148
Unamortized investment tax credits	189,920	192,265
Regulatory liabilities	299,456	293,574
Accrued employee benefits	325,126	331,558
Asset retirement obligations	230,925	160,682
Other	78,492	68,194
Total Long-Term Liabilities	5,995,248	5,573,181
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 10 and 12)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 130,657,941 shares and 128,254,229 shares, respective to each date	653,290	641,271
Paid-in capital	1,753,460	1,696,727
Retained earnings	858,128	724,776
Total Westar Energy, Inc. Shareholders’ Equity	3,264,878	3,062,774
Noncontrolling Interests	12,499	5,757
Total Equity	3,277,377	3,068,531
TOTAL LIABILITIES AND EQUITY	$10,073,664	$9,597,138

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$276,552	$257,802
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	213,270	203,305
Amortization of nuclear fuel	18,218	15,270
Amortization of deferred regulatory gain from sale leaseback	(4,121)	(4,121)
Amortization of corporate-owned life insurance	15,510	10,442
Non-cash compensation	6,034	6,148
Net deferred income taxes and credits	134,714	107,709
Stock-based compensation excess tax benefits	(790)	(502)
Allowance for equity funds used during construction	(13,345)	(9,473)
Changes in working capital items:
Accounts receivable	(50,084)	(42,400)
Fuel inventory and supplies	(5,703)	13,842
Prepaid expenses and other	8,693	2,992
Accounts payable	(4,397)	2,088
Accrued taxes	41,323	44,573
Other current liabilities	(19,732)	(53,042)
Changes in other assets	6,019	(22,682)
Changes in other liabilities	28,051	21,159
Cash Flows from Operating Activities	650,212	553,110
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(648,933)	(557,988)
Purchase of securities - trusts	(6,582)	(61,495)
Sale of securities - trusts	8,221	76,906
Investment in corporate-owned life insurance	(16,250)	(17,724)
Proceeds from investment in corporate-owned life insurance	23,989	147,591
Proceeds from federal grant	—	876
Investment in affiliated company	—	(2,694)
Other investing activities	(2,203)	(2,886)
Cash Flows used in Investing Activities	(641,758)	(417,414)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	67,206	(287,741)
Proceeds from long-term debt	417,943	492,572
Retirements of long-term debt	(427,500)	(100,000)
Retirements of long-term debt of variable interest entities	(27,321)	(25,498)
Repayment of capital leases	(2,397)	(2,262)
Borrowings against cash surrender value of corporate-owned life insurance	57,764	57,948
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(22,737)	(145,418)
Stock-based compensation excess tax benefits	790	502
Issuance of common stock	58,560	4,526
Distributions to shareholders of noncontrolling interests	—	(1,657)
Cash dividends paid	(127,364)	(121,875)
Other financing activities	(2,050)	(2,699)
Cash Flows used in Financing Activities	(7,106)	(131,602)
NET CHANGE IN CASH AND CASH EQUIVALENTS	1,348	4,094
CASH AND CASH EQUIVALENTS:
Beginning of period	4,487	5,829
End of period	$5,835	$9,923

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
3rd Quarter 2014 vs. 2013

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2013 basic earnings attributable to common stock			$133,125		$1.04

		Favorable/(Unfavorable)

	Retail		51,537	A
	Wholesale		3,184
	Transmission		14,735
	Other revenues		(390)
	Fuel and purchased power		(22,193)	B
	SPP network transmission costs		(10,405)
	Gross Margin		36,468
	Operating and maintenance		9,164	C
	Depreciation and amortization		(3,418)	D
	Selling, general and administrative		(6,732)	E
	Taxes other than income tax		(4,269)	F
	Other income (expense)		1,415	G
	Interest expense		1,177
	Income tax expense		(19,140)	H
	Net income attributable to noncontrolling interests		(408)
	Change in shares outstanding	(0.02)

2014 basic earnings attributable to common stock			$147,382		$1.13

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to increased average retail prices (see page 7 for changes by customer class)

B	Due primarily to an increase in quantity of purchased power

C	Due primarily to: lower routine maintenance costs at coal-fired plants -- $4.9M; lower maintenance costs at Wolf Creek -- $2.7M; lower expense for previously deferred storm costs -- $2.1M

D	Due principally to property additions

E	Due principally to higher benefit costs -- ($5.4M); higher fees related to implementing new software systems -- ($1.4M)

F	Due primarily to higher property tax expense that is largely offset by increased prices -- ($3.9M)

G	Due primarily to COLI benefits this year -- $2.8M

H	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD September 2014 vs. 2013

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2013 basic earnings attributable to common stock			$251,458		$1.97

		Favorable/(Unfavorable)

	Retail		122,106	A
	Wholesale		27,978	B
	Transmission		35,586
	Other revenues		8,818	C
	Fuel and purchased power		(56,359)	D
	SPP network transmission costs		(29,500)
	Gross Margin		108,629
	Operating and maintenance		(12,309)	E
	Depreciation and amortization		(9,965)	F
	Selling, general and administrative		(21,965)	G
	Taxes other than income tax		(12,359)	H
	Other income (expense)		(4,867)	I
	Interest expense		(2,285)
	Income tax expense		(26,129)	J
	Net income attributable to noncontrolling interests		(398)
	Change in shares outstanding	(0.04)

2014 basic earnings attributable to common stock			$269,810		$2.08

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to increased average retail prices (see page 7 for changes by customer class)

B	Due to an 8% increase in MWh sales (see page 7 for changes by customer class)

C	Due primarily to an increase in energy marketing margins from favorable market conditions primarily in Q1

D	Due primarily to an increase in quantity of purchased power

E
Due primarily to: higher costs at Wolf Creek for a planned outage -- ($8.7M); higher costs to enhance reliability in our distribution system -- ($6.0M); higher costs for planned outages at coal fired plants -- ($2.7M); partially offset by lower expense for previously deferred storm costs -- $6.4M

F	Due principally to property additions and implementing new software systems

G
Due principally to: higher benefit costs including the effect of restructuring insurance contracts in 2013 -- ($13.2M); integration costs associated with implementing new software systems -- ($3.7M); higher allowance for uncollectible accounts -- ($2.1M)

H	Due primarily to higher property tax expense that is largely offset by increased prices -- ($10.7M)

I	Due primarily to less COLI benefits this year -- ($7.0M); higher equity AFUDC -- $3.9 M

J	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended September 30,
	2014	2013	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$261,106	$237,984	$23,122	9.7
Commercial	223,588	199,921	23,667	11.8
Industrial	113,039	98,410	14,629	14.9
Other retail	3,532	3,153	379	12.0
Provision for rate refunds	(9,564)	696	(10,260)	(a)
Total Retail Revenues	591,701	540,164	51,537	9.5
Tariff-based wholesale	72,544	76,111	(3,567)	(4.7)
Market-based wholesale	25,136	18,385	6,751	36.7
Transmission	67,145	52,410	14,735	28.1
Other	7,514	7,904	(390)	(4.9)
Total Revenues	$764,040	$694,974	$69,066	9.9

Electricity Sales	(Thousands of MWh)
Residential	2,104	2,073	31	1.5
Commercial	2,190	2,163	27	1.2
Industrial	1,467	1,396	71	5.1
Other retail	20	22	(2)	(9.1)
Total Retail	5,781	5,654	127	2.2
Tariff-based wholesale	1,430	1,611	(181)	(11.2)
Market-based wholesale	1,037	755	282	37.4
Total wholesale	2,467	2,366	101	4.3
Total Electricity Sales	8,248	8,020	228	2.8

	(Dollars per MWh)
Total retail	$102.35	$95.54	$6.81	7.1
Tariff-based wholesale	$50.73	$47.24	$3.49	7.4
Market-based wholesale	$24.24	$24.35	$(0.11)	(0.5)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$143,932	$155,250	$(11,318)	(7.3)
Purchased power	47,370	27,426	19,944	72.7
Subtotal	191,302	182,676	8,626	4.7
RECA recovery and other	9,453	(4,114)	13,567	329.8
Total fuel and purchased power expense	$200,755	$178,562	$22,193	12.4

Electricity Supply	(Thousands of MWh)
Generated - Gas	457	626	(169)	(27.0)
Coal	5,529	5,976	(447)	(7.5)
Nuclear	1,243	968	275	28.4
Wind	86	97	(11)	(11.3)
Subtotal electricity generated	7,315	7,667	(352)	(4.6)
Purchased	1,242	820	422	51.5
Total Electricity Supply	8,557	8,487	70	0.8

	(Dollars per MWh)
Average cost of fuel used for generation	$19.68	$20.25	$(0.57)	(2.8)
Average cost of purchased power	$38.14	$33.45	$4.69	14.0
Average cost of fuel and purchased power	$22.36	$21.52	$0.84	3.9

Degree Days		2013/
	2014	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,084	1,102	(18)	(1.6)
Actual compared to 20 year average	1,084	1,124	(40)	(3.6)
Heating
Actual compared to last year	36	13	23	176.9
Actual compared to 20 year average	36	44	(8)	(18.2)
(a) Change greater than 1,000%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Nine Months Ended September 30,
	2014	2013	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$629,064	$568,662	$60,402	10.6
Commercial	562,882	513,049	49,833	9.7
Industrial	314,518	282,155	32,363	11.5
Other retail	10,516	9,520	996	10.5
Provision for rate refunds	(28,103)	(6,615)	(21.488)	(324.8)
Total Retail Revenues	1,488,877	1,366,771	122,106	8.9
Tariff-based wholesale	204,414	210,350	(5,936)	(2.8)
Market-based wholesale	86,313	52,399	33,914	64.7
Transmission	192,311	156,725	35,586	22.7
Other	33,349	24,531	8,818	35.9
Total Revenues	$2,005,264	$1,810,776	$194,488	10.7

Electricity Sales	(Thousands of MWh)
Residential	5,229	5,075	154	3.0
Commercial	5,792	5,722	70	1.2
Industrial	4,252	4,020	232	5.8
Other retail	64	64	—	—
Total Retail	15,337	14,881	456	3.1
Tariff-based wholesale	3,993	4,419	(426)	(9.6)
Market-based wholesale	2,953	2,041	912	44.7
Total wholesale	6,946	6,460	486	7.5
Total Electricity Sales	22,283	21,341	942	4.4

	(Dollars per MWh)
Total retail	$97.08	$91.85	$5.23	5.7
Tariff-based wholesale	$51.19	$47.60	$3.59	7.5
Market-based wholesale	$29.23	$25.67	$3.56	13.9

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$398,395	$413,062	$(14,667)	(3.6)
Purchased power	145,893	86,959	58,934	67.8
Subtotal	544,288	500,021	44,267	8.9
RECA recovery and other	(4,915)	(17,007)	12,092	71.1
Total fuel and purchased power expense	$539,373	$483,014	$56,359	11.7

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,082	1,490	(408)	(27.4)
Coal	15,169	15,910	(741)	(4.7)
Nuclear	2,769	2,259	510	22.6
Wind	315	311	4	1.3
Subtotal electricity generated	19,335	19,970	(635)	(3.2)
Purchased	3,788	2,588	1,200	46.4
Total Electricity Supply	23,123	22,558	565	2.5

	(Dollars per MWh)
Average cost of fuel used for generation	$20.60	$20.68	$(0.08)	(0.4)
Average cost of purchased power	$38.51	$33.60	$4.91	14.6
Average cost of fuel and purchased power	$23.54	$22.17	$1.37	6.2

Degree Days		2013/
	2014	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,637	1,598	39	2.4
Actual compared to 20 year average	1,637	1,583	54	3.4
Heating
Actual compared to last year	3,231	3,104	127	4.1
Actual compared to 20 year average	3,231	2,859	372	13.0

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		September 30, 2014		December 31, 2013
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$250,000
Current maturities of long-term debt of VIEs		28,091		27,479
Long-term debt, net		3,215,356		2,968,958
Long-term debt of variable interest entities, net		166,639		194,802
Total long-term debt		3,410,086	51.0%	3,441,239	52.9%
Common equity		3,264,878	48.8%	3,062,774	47.0%
Noncontrolling interests		12,499	0.2%	5,757	0.1%
Total capitalization		$6,687,463	100.0%	$6,509,770	100.0%

GAAP Book value per share		$24.99		$23.88
Period end shares outstanding (in thousands)		130,658		128,254

Outstanding Long-Term Debt

	CUSIP	September 30, 2014		December 31, 2013
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$—		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		250,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
		2,180,000		2,250,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,255,500		2,325,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.3% Series due July 2044	485260BM4	250,000		—
		875,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	—		108,600
5.3% Series due June 2031	933623BR0	—		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.0% Series due June 2031	121825CF8	—		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		273,940
Total KGE		971,440		898,940

Total long-term debt		3,226,940		3,224,440
Unamortized debt discount		(11,584)		(5,482)
Long-term debt due within one year		—		(250,000)
Total long-term debt, net		$3,215,356		$2,968,958

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and nine months ended September 30, 2014 and 2013 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	Change	2014	2013	Change
	(Dollars in Thousands)
Revenues	$764,040	$694,974	$69,066	$2,005,264	$1,810,776	$194,488
Less: Fuel and purchased power expense	200,755	178,562	22,193	539,373	483,014	56,359
SPP network transmission costs	55,720	45,315	10,405	163,211	133,711	29,500
Gross Margin	$507,565	$471,097	$36,468	$1,302,680	$1,194,051	$108,629

Gross margin	$507,565	$471,097	$36,468	$1,302,680	$1,194,051	$108,629
Less: Operating and maintenance expense	84,213	93,377	(9,164)	277,841	265,532	12,309
Depreciation and amortization expense	72,279	68,861	3,418	213,270	203,305	9,965
Selling, general and administrative expense	60,977	54,245	6,732	179,633	157,668	21,965
Taxes other than income tax	34,677	30,408	4,269	104,248	91,889	12,359
Income from operations	$255,419	$224,206	$31,213	$527,688	$475,657	$52,031

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2014 should be read in conjunction with this financial information.

2014 Earnings Guidance
November Update

Nov. 5, 2014

2014 EPS guidance range                            $2.35 - $2.45

Updated key drivers and planning assumptions:

•	Retail MWh sales up ≈150 bp

•	Normal weather and energy marketing activity remainder of the year

•	Implemented planned price adjustments

◦	≈$31 million 2012 abbreviated rate case, effective December 2013

◦	≈$44 million transmission formula rate and companion TDC, net of SPP network costs

◦	≈$11 million environmental cost recovery rider, effective June 2014

•	≈6% increase in combined O&M and SG&A expenses

◦	≈10% increase top line operating expense excluding fuel and depreciation

•	≈5% increase in depreciation expense

•	COLI proceeds ≈$14 million

•	Higher equity AFUDC ≈$4 million

•	Interest expense unchanged

•	Effective tax rate 32-34%

•	Financing:

◦	Equity

▪	Settle in 4th quarter 1.2 million forward shares out of 3 million total shares settled in 2014

▪	Year end average annual outstanding count ≈130 million

◦	Completed debt transactions

▪	Refinanced $177.5 million of pollution control bonds in May

▪	Refinanced $250 million first mortgage bonds due July

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2013 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Nov. 5, 2014, (a) under the heading, "Forward-Looking Statements," (b) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Nov. 5, 2014

2015 Earnings Drivers

2015 Drivers:

•	Retail MWh sales increase ≈150 bp

•	Normal rider price adjustments:

◦	$19 million transmission formula rate and companion TDC

◦	$17 million environmental cost recovery rider

•	≈1% decrease in combined O&M and SG&A expenses

◦	≈3% increase top line operating expenses excluding fuel and depreciation

•	COLI proceeds ≈$15 million

•	Equity AFUDC decrease ≈$9 million

•	Depreciation increase ≈$24 million

◦	≈$5 million of increase represents La Cygne retrofit depreciation that begins in November following completion of the GRC

•	Effective tax rate 33-36%

•	Financing:

◦	Settle 9 million of forward shares already priced (≈$250 million)

◦	Year end average annual shares outstanding 138 million

•	Interest expense unchanged

◦	La Cygne carrying charge credited to interest expense

•	File a GRC March 2 with a decision by late October

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2013 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Nov. 5, 2014, (a) under the heading, "Forward-Looking Statements," (b) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Nov. 5, 2014